UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2014 (December 1, 2013)

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 739-0950

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On December 2, 2013, HeartWare International, Inc. (“HeartWare”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report it had entered into an Agreement and Plan of Merger, dated as of December 1, 2013 (the “Merger Agreement”) with Chronos Merger Sub Inc., a Delaware corporation and indirect wholly-owned subsidiary of HeartWare, CircuLite, Inc., a Delaware corporation (“CircuLite”), and Shareholder Representative Services LLC, a Colorado limited liability company, as the CircuLite securityholder representative, pursuant to which HeartWare acquired CircuLite. This Amendment No. 1 to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the required historical CircuLite financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment. Except as described above, all other information in the Initial Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of CircuLite as of and for the years ended December 31, 2012 and 2011 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of CircuLite as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements, as required by this Item 9.01(b) with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K, are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2013

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of CohnReznick LLP, independent auditor of CircuLite, Inc.

99.1	The historical audited consolidated financial statements of CircuLite, Inc. as of and for the years ended December 31, 2012 and 2011.

99.2	The historical unaudited condensed consolidated financial statements of CircuLite, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2013 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTWARE INTERNATIONAL, INC.

Date: January 29, 2014	By:	/s/ Peter F. McAree
Name: Peter F. McAree
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of CohnReznick LLP, independent auditor of CircuLite, Inc.

99.1	The historical audited consolidated financial statements of CircuLite, Inc. as of and for the years ended December 31, 2012 and 2011.

99.2	The historical unaudited condensed consolidated financial statements of CircuLite, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2013 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

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